PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         THE STRONG ADVISOR INCOME FUNDS
                               CLASSES A, B, AND C

                            STRONG ADVISOR BOND FUND
                     STRONG ADVISOR SHORT DURATION BOND FUND
                      STRONG ADVISOR STRATEGIC INCOME FUND

                         THE STRONG ADVISOR INCOME FUNDS
                                     CLASS Z

                            STRONG ADVISOR BOND FUND
                     STRONG ADVISOR SHORT DURATION BOND FUND

                            STRONG ADVISOR BOND FUND
                               INSTITUTIONAL CLASS


               Supplement to the Prospectuses dated March 1, 2002

STRONG ADVISOR BOND FUND
Effective immediately, Mr. Ashok Bhatia and Mr. Thomas M. Price are the portfolio co-managers of the Strong Advisor Bond Fund.

ASHOK BHATIA co-manages the Fund. Mr. Bhatia joined Strong as a fixed income research analyst in July 1999 and is a Chartered Financial Analyst. He has co-managed the Fund since July 2002. From July 1993 to July 1995, Mr. Bhatia was an analyst at Morgan Stanley & Co., Inc. From August 1995 to August 1997, Mr. Bhatia was a fixed income investments group associate at LaSalle Advisors Limited. Mr. Bhatia received his bachelor's degree in economics from the University of Michigan in 1993 and his master's of business administration in finance and economics from the University of Chicago Graduate School of Business in 1999.

THOMAS M. PRICE co-manages the Fund. He is a Chartered Financial Analyst and has co-managed the Fund since July 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio co-Manager in May 1998. From July 1992 to April 1996, he was a high-yield bond analyst at Northwestern Mutual Life Insurance Company. From June 1989 to June 1991, he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in finance from the University of Michigan in 1989 and his master's of management in finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

STRONG ADVISOR SHORT DURATION BOND FUND
Effective immediately, Mr. Thomas M. Price and Mr. Thomas A. Sontag are the portfolio co-managers of the Strong Advisor Short Duration Bond Fund. Mr. Price's biography is listed above.

THOMAS A. SONTAG co-manages the Fund. He joined Strong in November 1998 and has co-managed the Fund since July 2002. From 1986 to November 1998, Mr. Sontag worked at Bear Stearns & Co., most recently acting as a managing director of the fixed income department. From September 1982 until December 1985, Mr. Sontag was employed in the fixed income department at Goldman Sachs & Co. Mr. Sontag received his bachelor's degree in economics and finance from the University of Wisconsin in 1981 and his master's of business administration in finance from the University of Wisconsin in 1982.

STRONG ADVISOR STRATEGIC INCOME FUND
Effective immediately, Mr. Edward J. Wojciechowski is the sole portfolio manager of the Strong Advisor Strategic Income Fund. His biography can be found on pages 17 and 18 of The Strong Advisor Income Funds - Classes A, B, and C Prospectus.


            The date of this Prospectus Supplement is July 23, 2002.

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